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                                                              EXHIBIT 10.33

                        TOTAL RENAL CARE HOLDINGS, INC.

                                FIRST AMENDMENT
                  TO AMENDED AND RESTATED TERM LOAN AGREEMENT

  This FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this "Amendment") is dated as of August 5, 1998, and entered into by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders", each a "Lender"), DLJ CAPITAL FUNDING, INC., as Syndication Agent (the "Syndication Agent"), THE BANK OF NEW YORK, as collateral agent and as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Term Loan Agreement dated as of April 30, 1998 (the "Term Loan Agreement"), by and among the Borrower, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Term Loan Agreement.

                                    RECITALS

  WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent desire to amend the Term Loan Agreement for the purpose of
(i) revising the representation contained in Section 4.19 thereof; (ii) revising the event of default contained in Section 9.1(o) thereof, and (iii) making certain other changes thereto as set forth herein;

  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

  Section 1. AMENDMENTS TO THE TERM LOAN AGREEMENT

  1.1 Amendments to Section 4: Representations and Warranties

  Section 4.19 of the Term Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

  "4.19 Medicare Participation/Accreditation

    The facilities operated by the Borrower and its Subsidiaries (the "Facilities') are qualified for participation in the Medicare and Medicaid programs (together with their respective intermediaries or carriers, the "Government Reimbursement Programs') and are entitled to reimbursement under the Medicare program for services rendered to qualified Medicare beneficiaries, and comply in all material respects with the conditions of participation in all Government Reimbursement Programs. There is no pending or, to Borrower's knowledge, threatened proceeding or investigation by any of the Government Reimbursement Programs with respect to (i) the Borrower's or any of its Subsidiaries' qualification or right to participate in any Government Reimbursement Program, (ii) the compliance or non-compliance by the Borrower or any of its Subsidiaries with the terms or provisions of any Government Reimbursement Programs, or (iii) the right of the Borrower or any of its Subsidiaries to receive or retain amounts received or due or to become due from any Government Reimbursement Programs, which proceeding or investigation, together with all other such proceedings and investigations could reasonably be expected to have a Material Adverse Effect."

  1.2 Amendment to Section 9: Events of Default

  Section 9.1(o) of the Term Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

    "(o) The Borrower or any Subsidiary, in each case to the extent it is engaged in the business of providing services for which Medicare or Medicaid reimbursement is sought, shall for any reason,
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  including, without limitation, as the result of any finding, designation or decertification, lose its right or authorization, or otherwise fail to be eligible, to participate in Medicaid or Medicare programs or to accept assignments or rights to reimbursements under Medicaid regulations or Medicare regulations, or the Borrower or any Subsidiary has, for any reason, had its right to receive reimbursements under Medicaid or Medicare regulations suspended, and such loss, failure or suspension (together with all other such losses, failures and suspensions continuing at such time) shall have resulted in a Material Adverse Effect."

  Section 2. CONDITIONS TO EFFECTIVENESS

  Section 1 of this Amendment shall become effective as of April 30, 1998, only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

    A. Required Lenders (as such term is defined in the Revolving Credit Agreement) shall have entered into an amendment and consent thereto that consents to this Amendment, which amendment and consent shall be in form and substance satisfactory to the Administrative Agent and Syndication Agent, and all conditions to the effectiveness thereof (other than effectiveness hereof) shall have been satisfied or waived.

  Section 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

  In order to induce Lenders to enter into this Amendment and to amend the Term Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

  A. Corporate Power and Authority. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Term Loan Agreement as amended by this Amendment (the "Amended Agreement").

  B. Authorization of Agreements. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Credit Party. The performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Credit Party.

  C. No Conflict. The execution and delivery by each Credit Party of this Amendment, and the performance by each Credit Party of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Borrower or any of its Subsidiaries.

  D. Governmental Consents. The execution and delivery by each Credit Party of this Amendment, and the performance by each Credit Party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

  E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Party and are the legally valid and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

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  F. Incorporation of Representations and Warranties From Term Loan
Agreement. The representations and warranties contained in Section 4 of the Term Loan Agreement (after giving effect to this Amendment) are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

  G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default, other than any Events of Default that will be cured upon the effectiveness of this Amendment.

  Section 4. ACKNOWLEDGEMENT AND CONSENT

  Borrower is a party to the Borrower Pledge Agreement pursuant to which Borrower has pledged certain Collateral to Administrative Agent to secure the Obligations. TRC is a party to the Subsidiary Guaranty and the Subsidiary Pledge Agreement pursuant to which TRC has (i) guarantied the Obligations and
(ii) pledged certain Collateral to Administrative Agent to secure the Obligations and to secure the obligations of TRC under the Subsidiary Guaranty. Each of the other Guarantors listed on the signature pages hereof is a party to the Subsidiary Guaranty pursuant to which such Guarantor has guarantied the Obligations. Borrower and the Guarantors are collectively referred to herein as the "Credit Support Parties", and the Borrower Pledge Agreement, the Subsidiary Pledge Agreement and the Subsidiary Guaranty are collectively referred to herein as the "Credit Support Documents".

  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan Agreement and this Amendment and consents to the amendment of the Term Loan Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Term Loan Agreement or any other Loan Document to consent to the amendments to the Term Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Term Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Term Loan Agreement.

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  Section 5. MISCELLANEOUS

  A. Reference to and Effect on the Term Loan Agreement and the Other Loan Documents.

    (i) On and after the First Amendment Effective Date, each reference in the Term Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Term Loan Agreement, and each reference in the other Loan Documents to the "Term Loan Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan Agreement shall mean and be a reference to the Amended Agreement.

    (ii) Except as specifically amended by this Amendment, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Term Loan Agreement or any of the other Loan Documents.

  B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in Section 11.5 of the Term Loan Agreement incurred by Administrative Agent, Syndication Agent, Co-Arrangers, and Special Counsel, with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

  C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

  D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

  E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, Required Lenders, Administrative Agent, and each of the Credit Support Parties and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                  [Remainder of page intentionally left blank]

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  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                                 TOTAL RENAL CARE HOLDINGS, INC.

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

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CREDIT SUPPORT PARTIES:                   TOTAL RENAL CARE HOLDINGS, INC.,
                                          (for purposes of Section 4 only) as
                                          a Credit Support Party

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

                                          TRC WEST, INC., (for purposes of
                                          Section 4 only) as a Credit Support
                                          Party

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

                                          TOTAL RENAL CARE ACQUISITION CORP.,
                                          (for purposes of Section 4 only) as
                                          a Credit Support Party

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

                                          RENAL TREATMENT CENTERS, INC., (for
                                          purposes of Section 4 only) as a
                                          Credit Support Party

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

                                          RENAL TREATMENT CENTERS-- MID-
                                          ATLANTIC, INC., (for purposes of
                                          Section 4 only) as a Credit Support
                                          Party

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

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                                          RENAL TREATMENT CENTERS--NORTHEAST,
                                          INC., (for purposes of Section 4
                                          only) as a Credit Support Party

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

                                          RENAL TREATMENT CENTERS--CALIFORNIA,
                                          INC., (for purposes of Section 4
                                          only) as a Credit Support Party

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

                                          RENAL TREATMENT CENTERS--WEST, INC.,
                                          (for purposes of Section 4 only) as
                                          a Credit Support Party

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

                                          RENAL TREATMENT CENTERS--SOUTHEAST,
                                          INC., (for purposes of Section 4
                                          only) as a Credit Support Party

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

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AGENTS:                                   THE BANK OF NEW YORK, Individually
                                          and as Administrative Agent and
                                          Collateral Agent

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

                                          DLJ CAPITAL FUNDING, INC.,
                                          Individually and as Syndication
                                          Agent

                                          By:
                                          -------------------------------------
                                          Name:
                                          -------------------------------------
                                          Title:
                                          -------------------------------------

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LENDERS:                                  [omitted]

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